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                                                                    EXHIBIT 10.7

(Indiana Leasehold)


                      FIRST AMENDMENT TO SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO SECURITY AGREEMENT ("FIRST AMENDMENT") is made and entered into as of February 1, 1999 by and among OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation ("OMEGA") and BRITWILL INDIANA PARTNERSHIP, an Arizona general partnership ("BRITWILL INDIANA") as Successor in Interest to BRITWILL INVESTMENTS-I, INC., a Delaware corporation ("BRITWILL I")(collectively "Debtor").

                                    RECITALS:

         This First Amendment is given pursuant to Debtors' First Amended Joint Plan of Reorganization dated October 15, 1998, as amended, entered in the United States Bankruptcy Court for the District of Arizona in the matters of In Re:
Unison HealthCare Corporation (Case Nos. B-98-06583-PHX-GBN through B-98-06612-PHX-GBN) and In Re: BritWill Investments-I, Inc. (Case Nos. B-98-0173-PHX-GBN through B-98-1075-PHX-GBN)(the "PLAN") which was confirmed effective January 31, 1999.

         1. BritWill I and the Secured Party entered into a Master Lease as of November 1, 1992 pursuant to which the Secured Party leased to BritWill I nine
(9) healthcare facilities located in Indiana ("INDIANA MASTER LEASE").

         2. To secure its obligations under the Indiana Master Lease, BritWill I executed and delivered to Secured Party a Leasehold Mortgage, Security Agreement, Financing Statement and Fixture Filing dated as of November 25, 1992 ("OMEGA INDIANA LEASEHOLD MORTGAGE") and a Security Agreement dated as of November 25, 1992 ("OMEGA INDIANA LEASEHOLD SECURITY AGREEMENT") covering the leasehold interest of BritWill I in certain other healthcare facilities in Indiana, more particularly described on attached Exhibit A, and the personal property therein. BritWill Indiana is the assignee of the leasehold interest of BritWill I, has assumed the liability of BritWill I under the Omega Indiana Leasehold Mortgage and Omega Indiana Leasehold Security Agreement and is the Debtor as defined in the Omega Indiana Leasehold Security Agreement.

         3. In accordance with the Plan, the Indiana Master Lease has been assumed, amended, restated and supplemented by the Omega New Master Lease (as hereinafter defined).

         4. In accordance with the Plan, the Indiana Leasehold Security Agreement is to secure, in addition to the Omega Indiana Leasehold Mortgage, the obligations of the
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(Indiana Leasehold)

Omega New Master Lessees under the Omega New Master Lease and the obligations of BritWill Indiana under the Indiana Returned Facility Note (as hereinafter defined).

         5. Capitalized terms used but not defined herein shall have the respective meanings given them in the Omega Indiana Leasehold Security Agreement.

         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which hereby are acknowledged, the parties agree as follows:

1. The following provision is added to the Omega Indiana Leasehold Security
Agreement:

         " DEFINITIONS.    The following terms shall have the following
meanings:

                           "INDIANA RETURNED FACILITY NOTE " means the Three Million Dollar ($3,000,000.00) Indiana Returned Facility Note dated January 31, 1999 given by BritWill Indiana Partnership to Secured Party.

                           "OMEGA NEW MASTER LEASE" means the Omega New Master Lease entered into as of December 31, 1998, as amended by First Amendment to Omega New Master Lease of even date herewith and as the same may be amended from time to time hereafter.

                           "OMEGA NEW MASTER LEASE LESSEES" means the Lessees named in the Omega New Master Lease.

         2. The definition of "Liabilities" in the Omega Indiana Leasehold Security Agreement is hereby amended to include the payment of all amounts now or hereafter due and owing to Secured Party (i) from the Omega New Master Lease Lessees under the Omega New Master Lease and (ii) from BritWill Indiana under the Indiana Returned Facility Note, or any extensions or renewals thereof, and the performance of any and all other obligations incurred thereunder or in connection therewith, however created, evidenced or arising, whether direct or indirect, absolute or contingent, now or hereafter existing, due or to become due, plus all interest, costs, out-of-pocket expenses and reasonable attorneys' fees which may be made or incurred by Secured Party in the administration, and collection thereof and in the protection, maintenance, and liquidation of the Collateral.

         3. BritWill Indiana ratifies the grant of a security interest in the Collateral to Omega by BritWill I as set forth in the Indiana Leasehold Security Agreement and reaffirms the warranties and covenants of BritWill I as set forth in the Omega Indiana Leasehold

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(Indiana Leasehold)

Security Agreement as fully as if the same were repeated in full herein. All references in the Omega Indiana Leasehold Security Agreement to BritWill I and Debtor shall be deemed to be references to BritWill Indiana.

         4. The phrase "Event of Default under the Master Lease and the Leasehold Mortgage" wherever it appears in the Omega Indiana Leasehold Security Agreement is hereby amended to read "Event of Default under the Leasehold Mortgage, Event of Default under the Omega New Master Lease or Event of Default under the Indiana Returned Facility Note."

         5. The following provisions of the Omega Indiana Leasehold Security Agreement are amended as follows:

                  a.       Section 6(c) is hereby deleted.

                  b. Section 9(a) is hereby amended to read as follows: "The occurrence of any Event of Default under the Omega New Master Lease or any Event of Default under the Indiana Returned Facility Note shall constitute an Event of Default ("Event of Default") for purposes of this Security Agreement."

                  c. The last sentence of Section 10 is hereby amended to read as follows: "The obligations of BritWill Indiana under this
                  Section 10 shall survive the termination of the Omega New Master Lease and the payment in full of the Indiana Returned Facility Note."

                  d. The first sentence of Section 11(c) is hereby amended to read as follows: "Any delay on the part of Omega in exercising any power, privilege or right under the Omega New Master Lease or the Indiana Returned Facility Note, this Security Agreement or under any other instrument or document executed by BritWill Indiana in connection herewith shall not operate as a waiver thereof."

                  e. Section 11(d) is hereby amended to read as follows: "All rights, remedies and powers of Omega hereunder are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all rights, remedies and powers given by the Omega New Master Lease, the Indiana Returned Facility Note, the Leasehold Mortgage, the other Lease Documents, or the Commercial Code, or any other applicable laws now existing or hereafter enacted."

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(Indiana Leasehold)

                  f. Section 11(l) is hereby amended by the substitution of "Michigan" for "Indiana."

                  g. Section 11(p) is hereby amended to read in its entirety:

                  "All notices, demands, requests, consents, approvals and other communications ("Notice" or "Notices") hereunder shall be in writing and personally served upon an Executive Officer (as defined below) of the party being served or mailed (by registered or certified mail, return receipt requested and postage prepaid), or delivered by national overnight delivery service such as Federal Express or D.H.L., or sent by facsimile transmission addressed to the respective parties, as follows:

                  (i)      if to BritWill Indiana:

                           BritWill Indiana Partnership
                           c/o Unison HealthCare Corporation
                           15300 North 90th Street
                           Suite 100
                           Scottsdale, Arizona 85260

                           ATTN: Michael A. Jeffries
                           Tel:     (602) 607-4000
                           Fax:     (602) 607-4014

                           with a copy to:

                           ATTN: Nir E. Margalit
                           Tel:     (602) 607-4000
                           Fax:     (602) 607-4114

                  (ii)     if to Omega:

                           Omega Healthcare Investors, Inc.
                           900 Victors Way
                           Suite 350
                           Ann Arbor,  MI  48108
                           ATTN:  Essel W. Bailey, Jr.
                           Tel: (734) 747-9890
                           Fax: (734) 996-0020

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(Indiana Leasehold)

                           with a copy to:

                           Dykema Gossett
                           ATTN: Fred J. Fechheimer
                           1577 North Woodward Avenue
                           Bloomfield Hills, Michigan 48304-2820
                           Tel: (248) 203-0743
                           Fax: (248) 203-0763

                  or to such other address as a party may by Notice hereafter designate. Notice shall be deemed to have been given on the date of delivery if such delivery is made on a Business Day, or if not, on the first Business Day after delivery, or if delivery is refused, on the date delivery was first attempted, provided however that a Notice sent by facsimile transmission shall be deemed given upon confirmation to the sender by the recipient that such Notice was received. "Executive Officer" shall mean the Chairman of the Board of Directors, the President, any Vice President and the Secretary of any corporation upon which service is to be made."

         12. This First Amendment may be executed in separate counterparts, each of which shall be considered as original when each party has executed and delivered to the other one or more copies of this First Amendment.

         13. Except as expressly modified by this Amended Indiana Leasehold Security Agreement, the Indiana Leasehold Security Agreement remains in full force and effect without amendment or modification.

                             SIGNATURE PAGES FOLLOW

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(Indiana Leasehold)

         IN WITNESS WHEREOF the parties have executed this First Amendment to Security Agreement.



                                    OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation

                                    By:     ________________________________
                                            Name:    _________________
                                            Title:   _________________



                                    BRITWILL INDIANA PARTNERSHIP, an Arizona general partnership

                                    By:     BritWill Investments-I, Inc.,
                                            a Delaware corporation,
                                            its General Partner

                                    By:     ________________________________
                                            Name:    _________________
                                            Title:   _________________


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(Indiana Leasehold)



                                    EXHIBIT A

          EXHIBIT A CONSISTS OF THE FOLLOWING EXHIBITS A-1 THROUGH A-4.
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(Indiana Leasehold)


                                   EXHIBIT A-1

                      INDIANA LEASEHOLD MORTGAGE FACILITIES

                        WILLOW MANOR CONVALESCENT CENTER

LEGAL DESCRIPTION OF REAL ESTATE:

         Part of Lower Prairie Survey No. One (1), Township Three (3) North, Range Ten (10) West, bounded and described as follows:

         Beginning Two Hundred (200) feet South, Fourteen (14) degrees East, from the intersection of the center line of Thirteenth Street and the Southwest right-of-way line of Federal Highway No. 41, said right-of-way line being the Northeast line of Lower Prairie Survey No. One (1); thence South, Fourteen (14) degrees East, on the Southwest right-of-way line of said Highway No. 41, Three Hundred (300) feet to a stake; thence South, Seventy-six (76) degrees West, Three Hundred (300) feet to a stake; thence North Fourteen degrees (14) West, Three Hundred
         (300) feet to a stake; thence North, Seventy-six (76) degrees East, Three Hundred (300) feet to the place of beginning.

         Also, part of Lower Prairie Survey No. One (1), Township Three (3) North, Range Ten (10) West, being a rectangular strip of real property Five Hundred (500) feet long and Twenty (20) feet wide bounded and described as follows, to-wit:

         Beginning Three Hundred (300) feet South, Seventy-six (76) degrees West, of the intersection of the center line of Thirteenth Street with the Southwest right-of-way line of U.S. Highway No. 41; said right-of-way line being the Northeast line of Lower Prairie Survey No. One (1); thence South, Fourteen (14) degrees East, Five Hundred (500) feet to an iron stake; thence South, Seventy-six (76) degrees West, Twenty (20) feet to a point, thence North, Fourteen (14) degrees West, Five Hundred (500) feet to a point in the center line of Thirteenth Street; thence North, Seventy-four (74) degrees Thirty-seven (37) minutes East, along the center of Thirteenth Street, Twenty (20) feet to the point of beginning.


MORTGAGOR AND DEBTOR:      BritWill Indiana Partnership


ADDRESS: 5950 Berkshire, Suite 1100


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(Indiana Leasehold)

                           Dallas, Texas 75225


MORTGAGEE AND SECURED PARTY:        Omega Healthcare Investors, Inc.

ADDRESS: 905 Eisenhower Circle, Suite 110
         Ann Arbor, Michigan 48103

FEE TITLE OWNER:  Kenneth W. Maikranz and Sandra Maikranz and
                  Charles L. Gray and Gale Ann Gray

NAME AND LOCATION
OF REAL ESTATE:            Willow Manor Convalescent Center
                           1321 Willow Street
                           Vincennes, Indiana 47591


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(Indiana Leasehold)


                                   EXHIBIT A-2

                      INDIANA LEASEHOLD MORTGAGE FACILITIES

                                  HOLIDAY MANOR

LEGAL DESCRIPTION OF REAL ESTATE:

         Part of Lots One Hundred Ninety-two (192), One Hundred Ninety-three
         (193), One Hundred Ninety-four (194), One Hundred Ninety-five (195) and One Hundred Ninety-six (196) in Tower Heights Subdivision of the City of Princeton, Gibson County, Indiana (as said subdivision is platted and recorded in Plat Book 1, page 259 in the Office of the Recorder of Gibson County, Indiana), and further described as follows:

         Begin at an iron at the Southwest corner of said Lot 196; thence North, along the West line of Lots 196, 195, 194, 193 and 192, Four Hundred Fifty and no hundredths (450.00) feet to an iron at the Northwest corner of Lot 192; thence East, along the North line of said Lot 192, Two Hundred Twenty and no hundredths (220.00) feet; thence South Four Hundred Fifty and no hundredths (450.00) feet to the South line, Two Hundred Twenty-two and Ninety Hundredths (222-90) feet to the place of beginning.


MORTGAGOR AND DEBTOR: BritWill Indiana Partnership


ADDRESS: 5950 Berkshire, Suite 1100
         Dallas, Texas 75225


MORTGAGEE AND
SECURED PARTY:    Omega Healthcare Investors, Inc.


ADDRESS: 905 Eisenhower Circle, Suite 110
         Ann Arbor, Michigan 48103


FEE TITLE OWNER:  Kenneth W. Maikranz and Sandra Maikranz

                                   A-2 Page 1
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(Indiana Leasehold)


                          and Charles L. Gray and Gale Ann Gray


NAME AND LOCATION
OF REAL ESTATE:           Holiday Manor
                          305 North 6th Street
                          Princeton, Indiana 47670-3520

                                   A-2 Page 2
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(Indiana Leasehold)


                                   EXHIBIT A-3

                         OWENSVILLE CONVALESCENT CENTER

LEGAL DESCRIPTION OF REAL ESTATE:

         Part of the West Half of the Northwest Quarter of Section Twelve (12), Township Three (3) South, Range Twelve (12) West, in Montgomery Township, Gibson County, Indiana, and further described as follows:

         Begin at a 5/8 inch iron, which iron may be found by measuring East along the South line of the Northwest Quarter of Section Twelve (12), Township Three (3) South, Range Twelve (12) West, from the Southwest corner of said Quarter Section, One Thousand One Hundred Forty-three and Seventy Hundredths (1143.70) feet, and by measuring thence North, parallel to the West line of said Quarter Section, Seven Hundred Twenty-nine and Ten Hundredths (729.10) feet; and from said point of beginning, bear West, perpendicular to the West line of said Quarter Section, Three Hundred Thirty (330.0) feet to a 5/8 inch iron; thence bear North, parallel to the West line of said Quarter Section, Six Hundred Twenty-two (622.0) feet to a railroad spike in the centerline of State Road #165, which point is witnessed with a 5/8 inch iron set South Forty-six and Fifteen Hundredths (46.15) feet; thence measure North 77 degrees and 02 minutes East, more or less, Three Hundred Thirty-eight and Seventy-three Hundredths (338.73) feet, which measurement is the long chord measurement of a part of a 3 degree curve left to a railroad spike in the center of State Road #165; thence measure South, parallel to the West line of the said Quarter Section, Forty-four and Forty-five Hundredths (44.45) feet to a 5/8 inch iron; continue measuring South, along said parallel line, Six Hundred Fifty-three and Fifty-five Hundredths (653.55) feet to the place of beginning.


MORTGAGOR AND DEBTOR:      BritWill Indiana Partnership


ADDRESS: 5950 Berkshire, Suite 1100
         Dallas, Texas 75225


MORTGAGEE AND
SECURED PARTY:    Omega Healthcare Investors, Inc.

                                   A-3 Page 1
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ADDRESS: 905 Eisenhower Circle, Suite 110
         Ann Arbor, Michigan 48103

 FEE TITLE OWNER: Owensville Convalescent Center, Inc., an Indiana corporation

NAME AND LOCATION
OF REAL ESTATE:            Owensville Convalescent Center
                           Highway 165 West
                           Owensville, Indiana 47665

                                   A-3 Page 2
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(Indiana Leasehold)


                                   EXHIBIT A-4

                          BOONVILLE CONVALESCENT CENTER

LEGAL DESCRIPTION OF REAL ESTATE:

         Part of Block Fifteen (15) in the South Half of the Northwest Quarter of Section Thirty-five (35), Township Five (5) South, Range Eight (8) West, according to the partition of realty in the Estate of James McCulla, deceased, among his heirs-at-law as shown by Deed Record 17 at page 100 in the Office of the Recorder of Warrick County, Indiana, set off to Florinda Day West, bounded as follows:

         Commencing at the Northeast corner of said Lot Fifteen (15); thence Southwesterly along the center of, Indiana State Road #61, also known as Boonville-Yankeetown Road, Four Hundred Ninety-one and Six Tenths (491.6) feet; thence West Seven Hundred Ninety-five and Seventy-five Hundredths (795.75) feet to an iron pin; thence North Four Hundred Eighty (480) feet; thence East Nine Hundred Seven and Five Tenths (907.5) feet to the center of Indiana State Road #61 and the point of beginning, according to the plat of survey thereof recorded on May 12, 1966 in Plat Book 4, at page 253 in the Office of the Recorder of Warrick County, Indiana.


MORTGAGOR AND DEBTOR:    BritWill Indiana Partnership

ADDRESS: 5950 Berkshire, Suite 1100
         Dallas, Texas 75225

MORTGAGEE AND
SECURED PARTY:    Omega Healthcare Investors, Inc.

ADDRESS: 905 Eisenhower Circle, Suite 110
         Ann Arbor, Michigan 48103

FEE TITLE OWNER:   Boonville Convalescent Center, Inc., an Indiana corporation

NAME AND LOCATION
OF REAL ESTATE:            Boonville Convalescent Center
                           725 South Second Street
                           Boonville, Indiana 47601

                                   A-4 Page 1